UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

Paula M. SeGuin

does hereby authorize Lisa Proch or Christopher Grinnell, individually, to sign as her agent any and all pre-effective amendments and post-effective amendments filed on Form S-1 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Life Insurance Company of New York and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Paula M. SeGuin	Dated as of April 16, 2021
Paula M. SeGuin
Chairman of the Board, Chief
Executive Officer, President,
Director

Appendix A
Union Security Life Insurance Company of New York Power of Attorney
Dated as of April 16, 2021
Filed on Form S-1
File Numbers:
333-255243
333-255256

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

Melissa J. T. Hall

does hereby authorize Lisa Proch or Christopher Grinnell, individually, to sign as her agent any and all pre-effective amendments and post-effective amendments filed on Form S-1 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Life Insurance Company of New York and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Melissa J. T. Hall	Dated as of April 16, 2021
Melissa J. T. Hall
Assistant Treasurer, Director

Appendix A
Union Security Life Insurance Company of New York Power of Attorney
Dated as of April 16, 2021
Filed on Form S-1
File Numbers:
333-255243
333-255256

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

Terry J. Kryshak

does hereby authorize Lisa Proch or Christopher Grinnell, individually, to sign as his agent any and all pre-effective amendments and post-effective amendments filed on Form S-1 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Life Insurance Company of New York and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Terry Kryshak	Dated as of April 16, 2021
Terry J. Kryshak
Director

Appendix A
Union Security Life Insurance Company of New York Power of Attorney
Dated as of April 16, 2021
Filed on Form S-1
File Numbers:
333-255243
333-255256

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

Larry M. Cains

does hereby authorize Lisa Proch or Christopher Grinnell, individually, to sign as his agent any and all pre-effective amendments and post-effective amendments filed on Form S-1 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Life Insurance Company of New York and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Larry M. Cains	Dated as of April 16, 2021
Larry M. Cains
Director

Appendix A
Union Security Life Insurance Company of New York Power of Attorney
Dated as of April 16, 2021
Filed on Form S-1
File Numbers:
333-255243
333-255256

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

Athanasios Bolovinos

does hereby authorize Lisa Proch or Christopher Grinnell, individually, to sign as his agent any and all pre-effective amendments and post-effective amendments filed on Form S-1 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Life Insurance Company of New York and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Athanasios Bolovinos	Dated as of April 16, 2021
Athanasios Bolovinos
Treasurer, Chief Financial Officer

Appendix A
Union Security Life Insurance Company of New York Power of Attorney
Dated as of April 16, 2021
Filed on Form S-1
File Numbers:
333-255243
333-255256

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

Dawn Lamnin

does hereby authorize Lisa Proch or Christopher Grinnell, individually, to sign as her agent any and all pre-effective amendments and post-effective amendments filed on Form S-1 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Life Insurance Company of New York and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Dawn Lamnin	Dated as of April 16, 2021
Dawn Lamnin
Vice President, Director

Appendix A
Union Security Life Insurance Company of New York Power of Attorney
Dated as of April 16, 2021
Filed on Form S-1
File Numbers:
333-255243
333-255256

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

Eric Kurzrok

does hereby authorize Lisa Proch or Christopher Grinnell, individually, to sign as his agent any and all pre-effective amendments and post-effective amendments filed on Form S-1 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Life Insurance Company of New York and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Eric Kurzrok	Dated as of April 16, 2021
Eric Kurzrok
Director

Appendix A
Union Security Life Insurance Company of New York Power of Attorney
Dated as of April 16, 2021
Filed on Form S-1
File Numbers:
333-255243
333-255256

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

Esther L. Nelson

does hereby authorize Lisa Proch or Christopher Grinnell, individually, to sign as her agent any and all pre-effective amendments and post-effective amendments filed on Form S-1 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Life Insurance Company of New York and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Esther L. Nelson	Dated as of April 16, 2021
Esther L. Nelson
Director

Appendix A
Union Security Life Insurance Company of New York Power of Attorney
Dated as of April 16, 2021
Filed on Form S-1
File Numbers:
333-255243
333-255256